EXHIBIT 99.1

          CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the amended Annual Report of Imaging Technologies Corporation (the "Company") on Form 10-K/A2 for the year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian Bonar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/  Brian  Bonar.
------------------

Brian  Bonar
Chief  Executive  Officer

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Date:  July  1,  2003

          CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the amended Annual Report of Imaging Technologies Corporation (the "Company") on Form 10-K/A2 for the year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James R. Downey, Jr., Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/  James  R.  Downey,  Jr
----------------------------

James  R.  Downey,  Jr.
Chief  Accounting  Officer

Date:  July  1,  2003